UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 12, 2023

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 Road to the Cure, Suite 150, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

(858) 727-1755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

EXPLANATORY NOTE

On June 13, 2023, Capricor Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Current Report”) with the Securities and Exchange Commission relating to an amendment of the Company’s Certificate of Incorporation to amend the exculpation provisions within the Company’s Certificate of Incorporation to limit the liability of the Company’s officers in specific circumstances (the “Amendment”).  The Amendment did not receive the requisite stockholder approval and the purpose of this amendment is to disclose that the Company filed a Certificate of Correction (the “Certificate of Correction”) with the Secretary of State of the State of Delaware voiding the Amendment.

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

Amendment to Articles of Incorporation

On June 13, 2023, the Company filed a Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect the Amendment, effective as of June 13, 2023.

On June 15, the Company filed the Certificate of Correction with the Secretary of State of the State of Delaware voiding the Certificate of Amendment and causing the Certificate of Incorporation of the Company to remain unchanged from the Certificate of Incorporation of the Company as in effect prior to June 13, 2023.

This description of the Certificate of Correction is a summary and is qualified by the complete text of the Certificate of Correction, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Correction of Certificate of Incorporation of Capricor Therapeutics, Inc.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: June 15, 2023	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

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